UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2018 (August 10, 2018)

ASSERTIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

Delaware	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

100 S. Saunders Road, Suite 300

Lake Forest, IL 60045

(Address of principal executive offices, with zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Depomed, Inc.

7999 Gateway Blvd., Suite 300

Newark, California 94560

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

Pursuant to an Agreement and Plan of Merger dated as of August 10, 2018 (the “Reincorporation Merger Agreement” and, as consummated, the “Reincorporation Merger”), on August 14, 2018 at 11:59 p.m. Eastern (the “Effective Time”), Depomed, Inc., a California corporation (“Depomed-California”), merged with and into Assertio Therapeutics, Inc., a Delaware corporation and wholly owned subsidiary of Depomed-California prior to the Effective Time (“Assertio-Delaware”), with Assertio-Delaware continuing as the surviving corporation (the “Reincorporation and Name Change”).  The Reincorporation Merger was approved by Depomed-California’s shareholders at the 2018 Annual Meeting of Shareholders on May 8, 2018, for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)  and effectuated by a Certificate of Merger filed with the Delaware and California Secretaries of State (the “Certificate of Merger”).  The use of the “Company” herein refers to Depomed-California any time prior to the Effective Time and to Assertio-Delaware any time after the Effective Time.

Pursuant to Rule 12g-3(a) under the Exchange Act and as of the Effective Time, Assertio-Delaware is deemed the successor issuer to Depomed-California and the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), are deemed to be registered under Section 12(b) of the Exchange Act.  The Reincorporation Merger did not alter any Stockholders’s percentage ownership interest or number of shares owned in the Company.  As of market open on August 15, 2018, the Company’s Common Stock trades on the Nasdaq Global Select Market under the ticker symbol “ASRT” and new CUSIP number 04545L 107.

Other than the change in the Company’s name and state of incorporation, the Reincorporation and Name Change itself did not result in any change in the business, management, assets, liabilities or capitalization of the Company. The descriptions of the Reincorporation Merger Agreement and the Certificate of Merger contained herein do not purport to be complete and are qualified in their entirety by the full text of each, which are attached hereto as Exhibit 2.1 and Exhibit 3.1 respectively.

Corporate Governance and Stockholder Rights

Pursuant to the Reincorporation Merger Agreement, at the Effective Time, the board of directors and officers of Depomed-California immediately prior to the Reincorporation Merger became the board of directors and officers of Assertio-Delaware.  Each continued their directorship or services with the Company on the same terms as their directorship or service immediately prior to the Effective Time.  In addition, the standing committees of the Company’s Board of Directors (the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Opioid Matter Oversight Committee) and the members thereof remain unchanged following the Effective Time.

As a result of the Reincorporation and Name Change, the internal affairs of the Company ceased to be subject to the California Corporation Code or governed by Depomed-California’s Articles of Incorporation (the “California Articles”) and its Bylaws (the “California Bylaws”).  As of the Effective Time, the Company is subject to the Delaware General Corporation Law (“DGCL”) and governed by the Assertio-Delaware Certificate of Incorporation (the “Delaware Certificate”) and Bylaws (the “Delaware Bylaws”).  While the Company sought to maintain the material rights of stockholders, and the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the California Articles and California Bylaws, there are also key differences that may impact the rights of stockholders.  A description of certain of these differences, as well as certain differences between the California Corporations Code and the DGCL, are included in the proxy statement filed by Depomed-California with the Securities and Exchange Commission on March 27, 2018 (the “2018 Proxy”), under “Proposal 3” and “Proposal 4,” both of which are incorporated herein by reference.  The descriptions of the Delaware Certificate and the Delaware Bylaws contained herein, including those incorporated by reference to the 2018 Proxy, do not purport to be complete are qualified in their entirety by the full text of the Delaware Certificate and the Delaware Bylaws filed as Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A specimen copy of the Company’s new form stock certificate is filed as Exhibit 3.4 to this Current Report on Form 8-K.

Company Equity Plans

All outstanding Depomed-California equity awards, including stock options to purchase Depomed-California common stock and restricted stock units and performance stock units representing the right to receive Depomed-California common stock upon vesting, that were outstanding under Depomed-California’s equity incentive plans, including its Second Amended and Restated 2004 Equity Incentive Plan, its Amended and Restated 2014 Omnibus Incentive Plan and its Amended and Restated 2004 Employee Stock Purchase Plan (the “Equity Plans”), or granted as inducement grants, as well as options, restricted stock units, performance stock units or other equity awards granted under the Equity Plans or granted as inducement grants in the future, have been assumed by Assertio-Delaware and will represent an option, restricted stock unit or performance stock unit, as applicable, to acquire or receive shares of Assertio-Delaware on a one-for-one basis and, in the case of stock options, at an exercise price equal to the exercise price of the Depomed-California option. Other than a change in the identity of the Company to which the awards granted under the Equity Plans are subject, the terms and conditions of these equity awards has not changed.

Entry into Second Supplemental Indenture

Concurrent with the Reincorporation Merger, Assertio-Delaware entered into a Second Supplemental Indenture dated August 14, 2018, with the Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), pursuant to which Assertio-Delaware assumed Depomed-California’s obligations under the indenture dated as of September 9, 2014 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of September 9, 2014  (the “Supplemental Indenture”) among Depomed-California and the Trustee providing for the issuance of 2.50% Convertible Senior Notes due 2021.  The foregoing description does not purport to be complete and is subject to and qualified in its entirety by the full text of each of the Base Indenture and the First Supplemental Indenture filed as Exhibits 4.1 and 4.2, respectively, to the Current Report on Form 8-K filed by Depomed-California on September 9, 2014, and the Second Supplemental Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K, all of which are incorporated herein by reference.

Note Purchase Agreement Consent and Assumption Agreement

In connection with the Reincorporation and Name Change, on August 14, 2018, Assertio-Delaware and Depomed-California entered into a Consent to Note Purchase Agreement and Assumption Agreement (the “Deerfield Consent”) with certain purchasers, credit parties and Deerfield Private Design Fund III, L.P., as purchaser and collateral agent (“Deerfield” and together, the “Purchasers”) with respect to the Note Purchase Agreement, dated as of March 12, 2015, among the Company, the purchaser parties thereto and Deerfield (as supplemented or amended on December 29, 2015, December 4, 2017, and August 1, 2018, the “Purchase Agreement”).  Pursuant to the Deerfield Consent, the Purchasers provided their consent to the Reincorporation Merger and Assertio-Delaware assumed Depomed-California’s obligations under the Purchase Agreement.  The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Deerfield Consent filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Director and Officer Indemnification Agreements

Also in connection with the Reincorporation Merger, the Company has entered into indemnification agreements with each of its officers and directors in which the Company agrees to hold harmless and indemnify the officer or director to the fullest extent permitted by the DGCL.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Management Continuity Agreements

In connection with the Reincorporation and Name Change, the Company adopted a Form of Amended and Restated Management Continuity Agreement (the “Management Continuity Agreement”) which the Company expects to be entered into with certain executive officers of the Company.  The form of Management Continuity Agreement contains substantively similar provisions to the Depomed-California form in use immediately prior to the Effective Time.

The form of Management Continuity Agreement provides, among other things, that in the event that the executive officer suffers a change in control involuntary termination (as defined in the Management Continuity Agreement), the executive officer will receive: (i) 100% acceleration of such officer’s unvested Company equity based awards; (ii) a lump sum severance payment equal to 24 months (if the officer is the chief executive officer), or 12 months (if the officer is not the chief executive officer) of the base salary which the officer was receiving immediately prior to or following to the change of control, whichever is higher; (iii) a lump sum payment equal to two times (if such officer is the chief executive officer) or equal to (if the officer is not the chief executive officer) such officer’s target annual bonus that may be earned for performance during the Company’s fiscal year in which a termination occurs, and (iv) continuation of payment by the Company of its portion of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of 24 months (if the officer is the chief executive officer) or 12 months (if the officer is not the chief executive officer) or until such officer is no longer eligible for such benefits under applicable law.

In addition, the Management Continuity Agreements provides, among other things, that in the event the executive officer is subject to an other involuntary termination (as defined in the Management Continuity Agreement), the executive officer will receive: (i) acceleration of 12 months’ of such officer’s unvested Company equity awards if the officer is the chief executive officer; and (ii) severance payments for a period of 18 months (if the officer is the chief executive officer) or 12 months (if the officer is not the chief executive officer), equal to the base salary which the officer was receiving immediately prior to the change of control; and (iii) continuation of payment by the Company of the full cost of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law.

The foregoing description does not purport to be complete and is subject to and qualified in its entirety by the full text of the form of Management Continuity Agreement, filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

As of the Effective Time, Assertio-Delaware assumed and succeeded to by operation of law all of the prior debts, liabilities, obligations and duties of Depomed-California and such debts, liabilities, obligations and duties may be enforced against Assertio-Delaware to the same extent as if the Assertio-Delaware had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally Depomed-California’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, and Current Reports on Form 8-K filed during 2018.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.02.

Item 5.03.                                        Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Item 8.01.                                        Other Events.

On August 15, 2018, the Company issued a press release announcing the completion of the Reincorporation and Name Change. A copy of that press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 10, 2018, by and between Depomed Inc., a California corporation and Assertio Therapeutics, Inc., a Delaware corporation
3.1	Certificate of Merger effective August 14, 2018 at 11:59 p.m. Eastern
3.2	Certificate of Incorporation of Assertio Therapeutics, Inc., a Delaware corporation
3.3	Bylaws of Assertio Therapeutics, Inc., a Delaware corporation
3.4	Specimen Common Stock Certificate of Assertio Therapeutics, Inc., a Delaware corporation
4.1	Second Supplemental Indenture, dated August 14, 2018, by and between Assertio Therapeutics, Inc., a Delaware corporation, and the Bank of New York Melon Trust Company, N.A. as Trustee
10.1	Consent to Note Purchase Agreement and Assumption Agreement dated August 14, 2018.
10.2	Form of Indemnification Agreement of Assertio Therapeutics, Inc., a Delaware corporation.
10.3	Form of Amended and Restated Management Continuity Agreement of Assertio Therapeutics, Inc., a Delaware Corporation.
99.1	Press release dated August 15, 2018, announcing the Reincorporation and Name Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: August 15, 2018	By:	/s/ Amar Murugan
Amar Murugan
Senior Vice President and General Counsel